UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2003

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

LYDALL, INC.

Item 5.    Other Events

On July 1, 2003, Lydall, Inc. (the “Company”) issued a press release announcing the appointment of David Freeman as Chief Executive Officer, and of Christopher R. Skomorowski as Chief Operating Officer.

A copy of the Company’s press release dated July 1, 2003 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Exhibit
99.4	Company Press Release, dated July 1, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

July 2, 2003	By:	/s/ THOMAS P. SMITH
Thomas P. Smith Vice President – Controller and Interim Chief Financial Officer (On behalf of the Registrant and as Principal Accounting Officer and Interim Principal Financial Officer)

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LYDALL, INC.

Index to Exhibits

Exhibit Number
99.4	Press Release dated July 1, 2003, titled “Freeman Appointed CEO of Lydall, Inc.,” filed herewith.

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